Exhibit 10.23

Dealer Manager Agreement

July 15, 2025

SG Americas Securities, LLC
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

Abacus Global Management, Inc., a corporation organized under the laws of Delaware (the “Company” or “we”), has initiated an exchange offer (together with any amendments, supplements or extensions thereof, the “Exchange Offer”) to exchange the Company’s outstanding public warrants (the “Public Warrants”) and outstanding private placement warrants (the “Private Placement Warrants” and, together with the public warrants, the “Warrants”) for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), based on an exchange ratio of 0.23 shares of Common Stock per Warrant tendered and subject to other terms and conditions disclosed in the Offering Documents (as defined below). The Exchange Offer is being conducted pursuant to a registration statement on Form S-4, which was initially filed with the U.S. Securities and Exchange Commission (the “Commission”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”) on June 30, 2025 (the “Initial Registration Statement”). As of the date of this agreement (this “Agreement”), the Company will file the first amendment to the Initial Registration Statement (“Amendment No. 1”, and, as may be further amended and supplemented from time to time, the “Registration Statement”) to, among other things, include SG Americas Securities, LLC as the dealer manager for the Exchange Offer (“Dealer Manager”). Concurrent with the Exchange Offer, the Company is conducting a consent solicitation (the “Solicitation”) to solicit the consent of the holders of the Warrants to amend the terms of the Warrant Agreement, dated as of July 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Amendment”), effective upon the completion of the Exchange Offer, to permit the Company to require that each Warrant that is outstanding after the closing of the Exchange Offer be converted into 0.207 shares of Common Stock, which is a ratio of 10.0% less than the exchange ratio applicable to the Exchange Offer, subject to the terms and conditions disclosed in the Registration Statement.

In connection with the Exchange Offer, the Company has prepared or will prepare (a) the Registration Statement, (b) the Prospectus (as defined below), (c) the Preliminary Prospectus (as defined below), (d) a related letter of transmittal and consent (the “Letter of Transmittal”), (e) the Schedule TO (as defined below), (f) the notice of guaranteed delivery, (g) press releases or advertisements, to the extent applicable, expressly relating to the Exchange Offer, (h) Rule 165 Material (as defined below) and (i) other written material filed with the Commission or furnished to the holders of the Warrants in connection with the Exchange Offer or Solicitation in accordance with the terms of this Agreement (the items in clauses (a) through (i), collectively, the “Offering Documents”).

For purposes of this Agreement, (i) “Preliminary Prospectus” shall mean any prospectus included in Amendment No. 1 on the date of this Agreement (the “Agreement Date”) and in any amendment thereto prior to the effectiveness of the Registration Statement (excluding the Prospectus) or any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act including, in each case, any information incorporated by reference therein as of the Agreement Date and any information filed under the Exchange Act subsequent to the execution of this Agreement that is incorporated by reference therein and to which the Dealer Manager has provided its prior consent in accordance with the provisions of Section 4(f) hereunder, (ii) “Prospectus” shall mean the final prospectus in the form included in the Registration Statement at the time it became effective or, if used prior to the Settlement Date, the final prospectus filed pursuant to Rule 424(b) under the Securities Act, including, in each case, any information incorporated by reference therein as of the Agreement Date and any information filed under the Exchange Act subsequent to the execution of this Agreement that is incorporated by reference therein and to which the Dealer Manager has provided its prior consent in accordance with the provisions of Section 4(f) hereunder, and (iii) “Rule 165 Material” shall mean any written communication made in connection with or relating to the Exchange Offer in reliance on Rule 165 of the Securities Act, and required to be filed by the Company with the Commission pursuant to Rule 425 under the Securities Act.

Capitalized terms used herein without definition have the meanings ascribed thereto in the Offering Documents.

1.
Engagement. The Company hereby engages you to act as exclusive Dealer Manager in connection with the Exchange Offer, and, on the basis of the representations, warranties and agreements contained herein, you hereby accept such engagement, upon the terms and subject to the conditions set forth in this Agreement.

a.
As Dealer Manager, you agree, in accordance with your firm’s customary practices, to perform those services in connection with the Exchange Offer as are customarily performed by investment banks in connection with exchange offers of like nature, including, without limitation, using reasonable best efforts to solicit exchanges of Warrants pursuant to the Exchange Offer and consents pursuant to the Solicitation, and communicating generally regarding the Exchange Offer with brokers, dealers, commercial banks and trust companies and other holders of the Warrants. The parties acknowledge and agree that the Dealer Manager may perform certain of its services contemplated hereby through its affiliates and any of its affiliates performing services hereunder shall be entitled to the benefits and be subject to the terms and conditions of this Agreement.

b.
You agree that all actions taken by you as Dealer Manager have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which you are a member and of FINRA.

c.
The Dealer Manager acknowledges and agrees that if any Exchange Offer is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Dealer Manager or otherwise to hold the Dealer Manager harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

d.
The Company authorizes you to communicate with Continental Stock Transfer & Trust Company, which has been engaged to serve as depositary and exchange agent (the “Exchange Agent”), with respect to matters relating to the Exchange Offer and the Solicitation, and D.F. King & Co., Inc., which has been engaged to serve as the information agent, with respect to matters relating to the Exchange Offer and the Solicitation (the “Information Agent”). The Company has instructed or will instruct the Exchange Agent and the Information Agent to advise you as to the amount of Warrants which have been submitted for exchange pursuant to the Exchange Offer and such other matters in connection with the Exchange Offer and Solicitation as you may reasonably request.

e.
The Company will use its reasonable best efforts to cause you to be provided with lists or other records in such form as you may reasonably request showing the names and addresses of, and the amount held by, the holders of Warrants as of a recent date and will use its reasonable best efforts to cause you to be advised from day to day during the period of the Exchange Offer as to any transfers of the Warrants.

f.
The Offering Documents have been or will be prepared and approved by the Company. The Company will furnish you, at its expense, with as many copies as you may reasonably request of the Offering Documents, and you are authorized to use copies of the Offering Documents in connection with the performance of your duties hereunder. The Company agrees that, a reasonable time prior to using or sending to any holder of Warrants any Offering Documents after the Agreement Date, it will submit copies of such materials to you and will give reasonable consideration to your and your counsel’s comments, if any, thereon.

g.
The Company has caused copies of the Offering Documents to be mailed or otherwise delivered or made available to each holder of Warrants as soon as practicable after the commencement of the Exchange Offer, and thereafter, to the extent practicable and until the expiration of the Exchange Offer, will cause such materials to be mailed or otherwise delivered or made available to each person who becomes a holder of Warrants. The Company will advise you promptly, after it receives notice, or otherwise becomes aware, of (i) the occurrence of any event that could reasonably be expected to cause the Company to withdraw, rescind or terminate the Exchange Offer or would permit the Company to exercise any right not to exchange Warrants tendered pursuant to the Exchange Offer, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would require the making of any change in any of the Offering Documents then being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or as a result of which the Offering Documents as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (iii) any proposal by the Company or requirement to make, amend or supplement any Offering Documents or any filing in connection with the Exchange Offer or the Solicitation pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated by the Commission thereunder (the “Regulations”) or any other applicable law, rule or regulation, (iv) the issuance by the Commission or any other federal, state or local governmental or regulatory agency, authority or instrumentality or court or arbitrator or any non-U.S. governmental or regulatory agency or authority (“Other Agency”) of any comment or order or the taking of any other action concerning the Exchange Offer or the Solicitation (and, if in writing, the Company will furnish you with a copy thereof), (v) any material developments in connection with the Exchange Offer or the Solicitation, including, without limitation, the commencement of any lawsuit concerning the Exchange Offer or the Solicitation and (vi) any other non-privileged information relating to the Exchange Offer, the Offering Documents, the Solicitation or this Agreement that you may from time to time reasonably request. Unless the Company determines to terminate the Exchange Offer, in the case of clauses (ii) and (iii) above, the Company will prepare an amendment or supplement which will correct such statement or omission or effect compliance with such requirements and, after having provided the Dealer Manager and their counsel with an opportunity to review and comment on such amendment or supplement, file such amendment or supplement with the Commission and, to the extent required by applicable law, disseminate such amendment or supplement to the holders of the Warrants. The Company agrees to inform you of the dissemination of any amendment or supplement to the Exchange Offer, which, for the avoidance of doubt, shall not include the filing of any Form 8-K unrelated to the Exchange Offer.

h.
The Company acknowledges and agrees that you shall have no liability (in tort, contract or otherwise) to the Company, its affiliates or any other person for any losses, claims, damages, liabilities and expenses arising from any act or omission on the part of any broker or dealer in securities (a “Dealer”), bank or trust company, or any other person in connection with the Exchange Offer, and neither the Dealer Manager nor any of its affiliates shall be liable for any losses, claims, damages, liabilities and expenses arising from any of their own acts or omissions in performing their obligations as a dealer manager or as a Dealer in connection with the Exchange Offer or otherwise in connection with the Exchange Offer, except for any such losses or liabilities that result from the bad faith, gross negligence or willful misconduct of the Dealer Manager or any of its affiliates in performing or in connection with the services that are the subject of this Agreement. In soliciting or obtaining exchanges of Warrants, no Dealer, bank or trust company is to be deemed to be acting as the agent of the Company, the Dealer Manager or any of their respective affiliates, and the Dealer Manager shall be deemed the agent of any Dealer, bank or trust company or a fiduciary of the Company or an agent or fiduciary of any of the Company’s affiliates, equity holders, creditors or of any other person and the Company explicitly disclaims any agency or fiduciary duty hereunder. In soliciting or obtaining exchanges of Warrants, you shall not be, nor shall you be deemed for any purpose to act as, a partner or joint venturer of, or a member of a syndicate or group with, the Company or any of its affiliates in connection with the Exchange Offer, any exchange of Warrants or otherwise, and neither the Company nor any of its affiliates shall be deemed to act as your agents. The Company shall have sole authority for the acceptance or rejection of any and all exchanges of Warrants.

i.
The Company acknowledges and agrees that (i) you have been retained solely to provide the services set forth herein, and in rendering such services, you shall act as an independent contractor and any duties arising out of your engagement hereunder shall be owed solely to the Company; (ii) you are a securities firm engaged in securities trading and brokerage activities and providing investment banking and financial advisory services, and in the ordinary course of business, you and your affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for your own account or the accounts of customers, in debt or equity securities of the Company, its affiliates or other entities that may be involved in the transactions contemplated hereby; and (iii) you are not an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction, and the Company must consult with its own advisors concerning such matters and will be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and you shall have no responsibility or liability to the Company with respect thereto.

j.
The Company has made, or instructed the Exchange Agent to make, appropriate arrangements with The Depository Trust Company (“DTC”) to allow for the book-entry movement of tendered Warrants between participants of DTC and the Exchange Agent.

2.	Compensation and Expenses.

a.
The Company agrees to pay the Dealer Manager, as compensation for your services as a dealer manager in connection with the Exchange Offer, the fee set forth in the attached Schedule I. The foregoing fee will be payable reasonably promptly after the Expiration Date (as defined in the Offering Documents) or such other date as may be agreed by the Company and you.

b.
The Company further agrees to pay directly or reimburse you, as the case may be, for (i) all expenses incurred in relation to the preparation, printing, filing, mailing or other distribution of all Offering Documents, (ii) all fees and expenses of the Exchange Agent and the Information Agent, (iii) all fees, if any, payable to Dealers (including you) and banks, trust companies and other nominees as reimbursement for their customary mailing and handling fees and expenses incurred in forwarding the Offering Documents to their customers and (iv) all other reasonable and documented third-party fees and expenses incurred by you in connection with the Exchange Offer or otherwise in connection with the performance of your services hereunder (including all reasonable fees and disbursements of your outside legal counsel (including local counsel)), not exceeding $150,000 in total in connection with the Exchange Offer. All payments to be made by the Company pursuant to this Section 2(b) shall be made reasonably promptly after the earlier of (x) the expiration, termination or withdrawal of the Exchange Offer, (y) the consummation of the Exchange Offer or (z) your termination of this Agreement in accordance with Section 6, as applicable. The Company shall perform its obligations set forth in this Section 2(b) whether or not the Company acquires any Warrants pursuant to the Exchange Offer.

3.
Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees (i) on and as of the Agreement Date, (ii) on and as of the Expiration Date (as defined in the Offering Documents), and (iii) on and as of the Settlement Date (as defined in the Offering Documents) that:

a.
The Company has prepared and has filed with the Commission the Initial Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the shares of Common Stock in connection with the Exchange Offer. If the Exchange Offer is to be consummated, the Registration Statement, as amended, will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission for the amending or supplementing of the Offering Documents or for additional information will have been complied with in all material respects prior to the Expiration Date. The Company meets the conditions for the use of Form S-4 with respect to the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

b.
(i) The Registration Statement, as of the Agreement Date, the time the Registration Statement is declared effective under the Securities Act (the “Effective Date”), the Expiration Date and the date on which the Company issues the shares of Common Stock in exchange for the tendered Warrants pursuant to the Exchange Offer (the “Exchange Date”), and the Preliminary Prospectus and any amendments and supplements thereto, as of the Agreement Date and the Exchange Date, comply, or will comply, as applicable, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Securities Act (if it is so filed) and the Exchange Date, will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Registration Statement as of the Agreement Date did not contain, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, will not contain, any untrue statement of a material fact and did not omit, or will not omit, as applicable, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of the Agreement Date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”).

c.
Any Rule 165 Material complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material when taken together with the Preliminary Prospectus and the Prospectus as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

d.
The documents incorporated by reference in the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto (the “Schedule TO”), other than the Registration Statement, the Preliminary Prospectus and the Prospectus, which are addressed above, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to those portions of any documents so incorporated by reference that are not specifically incorporated by reference therein and or to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

e.
(i) As of the Agreement Date, the Company has duly filed with the Commission the Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is so filed has been furnished to the Dealer Manager; (ii) any amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent or given to holders of Warrants will be furnished to you prior to any such amendment, filing, publication or distribution; (iii) the Schedule TO as so filed and as amended or supplemented from time to time has complied and will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and (iv) the Schedule TO as filed or as amended or supplemented from time to time did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO made in reliance upon and in conformity with the Dealer Manager Information.

f.
The accounting firms that certified the financial statements and supporting schedules included or incorporated by reference in the Offering Documents are independent registered public accounting firms as required by the Securities Act.

g.
The financial statements included or incorporated by reference in the Offering Documents, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its Subsidiaries at the dates indicated; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. No other financial statements are required to be set forth in the Offering Documents under the Securities Act.

h.
From the time of the filing of the Initial Registration Statement through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (“Emerging Growth Company”).

i.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

j.
The Company has the corporate power and authority to take, and has taken, all necessary action to authorize (i) the Exchange Offer and the Solicitation and the obtaining of the necessary approvals therefor, (ii) the exchange of Warrants by the Company pursuant to the Exchange Offer, and (iii) the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby; and the Company has taken or will take all necessary corporate action to authorize any amendments or supplements to, or modification of, the Exchange Offer and the Offering Documents.

k.
Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02(w) of Regulation S-X) and any other subsidiaries of the Company that in the aggregate would constitute a significant subsidiary (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its formation, has such entity power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Documents and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect (as defined below); except as otherwise disclosed in the Offering Documents, all of the issued and outstanding equity interests or capital stock, respectively, of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Company, directly or through a Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interests or shares of capital stock, respectively, of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

l.
The shares of Common Stock issuable in connection with the Exchange Offer have been duly authorized for issuance by the Company. The information set forth under the caption “Description of Common Stock” in the Registration Statement and the related Prospectus, insofar as such statements purport to summarize provisions of the Company’s certificate of incorporation and bylaws or Delaware law and the Company’s securities, fairly and accurately summarize such provisions in all material respects. The Common Stock materially conforms to the description thereof contained in the Registration Statement and Prospectus.

m.
No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance of the Common Stock pursuant to the Exchange Offer or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the Securities Act or the Exchange Act, or state securities or blue sky laws or as may be required by FINRA or required by Nasdaq in connection with the listing of the Common Stock or (ii) where the failure of the Company to obtain or make any such filing, authorization, approval, consent, license, order, registration, qualification or decree would not reasonably be expected to have a Material Adverse Effect.

n.
The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to separate offerings, reservations, agreements or employee benefit plans referred to in the Offering Documents or pursuant to the exercise of convertible or exchangeable securities, options or warrants referred to in such Offering Documents). The issued and outstanding shares of capital stock in the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock in the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

o.
This Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Agreement is your valid and legally binding obligation, constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

p.
The Exchange Offer, the exchange of the Warrants by the Company pursuant to the Exchange Offer, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in any violation of any statute or any order, rule or regulation of the Commission or any Other Agency having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not (i) have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, considered as an entirety, or (ii) adversely affect the ability of the Company to consummate the Exchange Offer or perform its obligations hereunder (any such effect referred to in clauses (i) or (ii), a “Material Adverse Effect”), nor will such action result in any violation of the provisions of the Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) or the Amended and Restated Bylaws of the Company in effect as of the date hereof.

q.
No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

r.
The Company is not, and after giving effect to the making and consummation of the Exchange Offer, the exchange of Warrants by the Company pursuant to the Exchange Offer, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, would not be required to be registered as an “investment company” as defined in the Investment Company Act of 1940, as amended.

s.
Since the respective dates as of which information is given in the Offering Documents, except as otherwise stated therein, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into by the Company or its Subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise and (C) there has been no dividend or other distribution of any kind declared, paid or made by the Company on any class of its capital stock.

t.
Except as contemplated in the Offering Documents, subsequent to the respective dates as of which information is given therein, neither the Company nor any of its Subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt of the Company (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its Subsidiaries, or any Material Adverse Effect or any development involving a prospective Material Adverse Effect (whether or not arising in the ordinary course of business), that, in your judgment, makes it impractical or inadvisable to consummate the Exchange Offer on the terms and in the manner contemplated in the Offering Documents.

u.
Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein and in the Offering Documents and compliance by the Company with its obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the organizational documents of the Company or any of its Subsidiaries or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations, except in the case of clause (B) only, for such violations that would not result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

v.
No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries’ contractors, which, in either case, would result in a Material Adverse Effect.

w.
There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, which is required to be disclosed in the Offering Documents (other than as disclosed therein), or which, if determined adversely to the Company, would result in a Material Adverse Effect or materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Documents, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

x.
The Company and each of its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, software and design licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to conduct their respective businesses as described in the Offering Documents, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

y.
(A) (i) The Company and each of its Subsidiaries have materially complied and are presently in material compliance with all internal and external privacy policies, contractual obligations, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its Subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”); (ii) the Company or any of its Subsidiaries has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate material noncompliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened alleging non-compliance with any Data Security Obligation that would, singly or in the aggregate, result in a Material Adverse Effect. (B) The Company and its Subsidiaries have used reasonable efforts to establish and maintain, and have established, maintained, implemented and materially complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its Subsidiaries’ businesses (“Breach”). To the knowledge of the Company, there has been no such Breach that would, singly or in the aggregate, result in a Material Adverse Effect, and the Company and its Subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach that would, singly or in the aggregate, result in a Material Adverse Effect.

z.
None of the Company nor, to the Company’s knowledge, any of its affiliates has taken, nor will take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock.

aa.
The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct their business as described in the Offering Documents, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

bb.
None of the Company or its Subsidiaries owns any real property. Each of the Company and its Subsidiaries hold a good and valid leasehold estate in all of the leases and subleases material to the business of the Company and its Subsidiaries, free and clear of all liens, except such as (A) are described in the Offering Documents or (B) do not, singly or in the aggregate, materially and adversely affect the value of such property or do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, respectively. All of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Documents, are in full force and effect, and neither the Company nor any of its Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

cc.
Except as described in the Offering Documents or as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any applicable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigations or proceedings relating to any applicable Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

dd.
Other than those registration rights contained in agreements filed as exhibits to the Company’s reports filed under the Exchange Act or as disclosed in the Offering Documents (which registration rights are either not applicable to the offering contemplated by this Agreement or with respect to which waivers have been obtained), there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

ee.
The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Offering Documents, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

ff.
The Company maintains disclosure controls and procedures that are effective to perform the functions for which they were established and are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

gg.
There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof.

hh.
The Company has timely filed all federal, state, local and foreign tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), whether or not arising from transactions in the ordinary course of business, except as described in the Offering Documents, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as described in the Offering Documents. All such returns are true and correct in all material respects.

ii.
The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with reputable and, to the knowledge of the Company, financially sound insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

jj.
(i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) maintained or contributed to by the Company or any Subsidiary or for which the Company or any Subsidiary or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations or group of trades or business (whether or not incorporated) under common control within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) that includes the Company or any Subsidiary) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan (excluding transactions effected pursuant to a statutory or administrative exemption) that could reasonably be expected to result in a material liability to the Company and its Subsidiaries taken as a whole; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period) except as could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole; (iv) the fair market value of the assets of each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) except as could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any Plan subject to Title IV of ERISA that either has resulted, or could reasonably be expected to result, in material liability to the Company and its Subsidiaries taken as a whole; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation (“PBGC”), in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the PBGC or any other governmental agency or any foreign regulatory agency with respect to any Plan maintained by the Company or any Subsidiary or, to the knowledge of the Company, any other Plan, that could reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole. A material increase in the aggregate amount of contributions required to be made to all Plans by the Company and its Subsidiaries in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year has not occurred or is not reasonably likely to occur.

kk.
None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under any other applicable anti-bribery or anti-corruption laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

ll.
The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and the applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

mm.
None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its Subsidiaries is currently the subject or target of any U.S. sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, His Majesty’s Treasury Department, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in a country or territory that, at the time of such financing, is the subject of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Company and each of its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

nn.
The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Dealer Manager pursuant to this Agreement.

4.	Agreements. The Company agrees with the Dealer Manager that:

a.
The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act and, in connection with the foregoing, shall file (i) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective and (ii) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act. The Company shall prepare such other Offering Documents and will file all Offering Documents with the Commission to the extent required by the Securities Act and the Exchange Act, as applicable, including all Rule 165 Material and a final prospectus relating to the Registration Statement in accordance with Rule 424(b). The Company shall file promptly all reports with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the initial filing of the Preliminary Prospectus and until the Exchange Date.

b.
The Company shall promptly use its commercially reasonable efforts to prevent the issuance of any stop order or of any order suspending the effectiveness of the Registration Statement or the use of the Schedule TO, or preventing or suspending the use of the Prospectus, in any jurisdiction and, if any such order is issued, the Company shall obtain as soon as possible the withdrawal thereof.

c.
The Company will furnish to the Dealer Manager and to counsel for the Dealer Manager, without charge, during the period beginning on the Agreement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto, in such quantities as the Dealer Manager may reasonably request.

d.
To the extent required by law, the Company shall cause to be sent to each holder of record of the Warrants copies of any Additional Materials and other information that the Company may approve for use subsequent to the Agreement Date (and to which the Dealer Manager has provided its prior consent in accordance with the provisions of Section 4(f) hereunder) in connection with the Exchange Offer and Solicitation (collectively, the “Additional Material”) (other than any press releases or newspaper advertisements relating to the Exchange Offer and the Solicitation) and, to the extent practicable until the expiration of the Exchange Offer and the Solicitation, the Company shall use its commercially reasonable efforts to cause copies of such material to be made available upon request to each person who is or becomes a beneficial holder of any Warrants.

e.
The Company will advise the Dealer Manager promptly, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any Preliminary Prospectus, Prospectus, any Rule 165 Material or any amendment or supplement thereto has been filed other than by filing documents under the Exchange Act that are incorporated by reference therein, (iv) of any request by the Commission for any amendment to the Registration Statement, any amendment or supplement to the Prospectus, any Rule 165 Material or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information relating to the Exchange Offer or Solicitation, (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act and (vi) of any injunction or litigation or administrative action or claim relating to the Exchange Offer or Solicitation.

f.
The Company shall not amend or supplement the Offering Documents, other than by filing documents under the Exchange Act that are incorporated by reference therein, unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects; provided, however, that prior to the Exchange Date, the Company shall not file any document under the Exchange Act that is incorporated by reference in the Offering Documents unless, prior to such proposed filing, the Company has notified the Dealer Manager of such proposed filing. The Company will promptly advise the Dealer Manager when any document filed under the Exchange Act that is incorporated by reference in the Offering Documents shall have been filed with the Commission. The Company agrees that it will not make any written communications (other than non-public communications among participants (as such term is defined in Rule 165 of the Securities Act)) in connection with or related to the Exchange Offer that could constitute a “prospectus” as for the purposes of Section 5(b)(1) of the Securities Act except any Preliminary Prospectus, the Prospectus and any Rule 165 Material and to provide you with a copy of all Rule 165 Material promptly after filing of the same with the Commission.

g.
If, at any time prior to the Exchange Date, any event occurs as a result of which the Offering Documents or any Additional Material, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents or Additional Material to comply with applicable law, the Company will promptly: (i) notify the Dealer Manager of any such event or non-compliance at which time the Dealer Manager shall be entitled to cease soliciting tenders until such time as the Company has complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Dealer Manager and counsel for the Dealer Manager without charge in such quantities as the Dealer Manager may reasonably request. The Company will also as promptly as practicable inform the Dealer Manager of any litigation or administrative action with respect to the Exchange Offer or Solicitation.

h.	Upon consummation of the Exchange Offer, the Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

i.
The Company shall comply with the Securities Act and the Exchange Act, as applicable, in conducting the Exchange Offer and the Solicitation and the issuance of the Common Stock pursuant to the Exchange Offer as contemplated by the Offering Documents.

j.
The Company will make generally available (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System) to each holder of Common Stock issued in the Exchange Offer as soon as practicable an earning statement or earning statements (which need not be audited) covering a twelve-month period beginning with the first calendar quarter after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

k.	The Company will use its commercially reasonable efforts to permit the Common Stock to be eligible for clearance and settlement through DTC.

l.
The Company has appointed, and authorizes, the Dealer Manager to communicate with the Exchange Agent and the Information Agent with respect to matters relating to the Exchange Offer and the Solicitation. The Company has instructed or will instruct the Exchange Agent to (i) advise the Dealer Manager at least daily as to the amount of Warrants that have been validly tendered and not validly withdrawn pursuant to the Exchange Offer as of such time, and such other matters in connection with the Exchange Offer as the Dealer Manager may reasonably request and (ii) without limiting the foregoing, to promptly notify the Dealer Manager during the period of the Exchange Offer of all transfers of Warrants of which the Exchange Agent is aware, such notification consisting of the name and address of the transferor and transferee of any Warrants and the date of such transfer, to the extent such information is known to the Exchange Agent.

m.
None of the Company or its affiliates or any person acting on its or their behalf will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company and will not take any action prohibited by Regulation M under the Exchange Act in connection with the Exchange Offer, provided that the Company does not make any covenant as to actions which may be taken by the Dealer Manager.

n.
The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) the preparation of this Agreement, the Warrant Amendment, the issuance of the Common Stock and the fees of the Exchange Agent and Information Agent; (ii) the preparation, printing or reproduction of the Offering Documents, any Additional Material and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents and any Additional Material (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offer and the Solicitation; (iv) the preparation, authentication, issuance and delivery of the Common Stock, including any transfer taxes in connection with the transfer of Warrants to the Company in the Exchange Offer; (v) the printing (or reproduction) and delivery of any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer and Solicitation; (vi) the registration of the Exchange Offer and the Common Stock under the Securities Act; (vii) any registration or qualification of the Common Stock for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction; (viii) any filings required to be made with FINRA including filing fees, (ix) the fees and expenses of the accountants for the Company and the fees and expenses of counsel (including local and special counsel) for the Company; (x) fees and expenses incurred in connection with listing any securities of the Company including the Common Stock on an exchange; and (xi) all other costs and expenses of the Company incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer and the Solicitation.

o.	The Company will promptly notify the Dealer Manager if the Company ceases to be an Emerging Growth Company at any time prior to the Exchange Date.

5.	Conditions to Obligations of the Dealer Manager.

a.
Your obligation to act as Dealer Manager hereunder shall at all times be subject to the conditions that all representations, warranties and other statements of the Company contained herein are (i) on and as of the Agreement Date, (ii) at the respective times the Registration Statement and any post-effective amendments thereto become effective, (iii) on and as of the Expiration Date (as defined in the Offering Documents), (iv) on any date upon which an Offering Document or an amendment or supplement thereto is filed, and (v) on and as of the Settlement Date (as defined in the Offering Document) true and correct, in all material respects, and the Company at all times shall have performed in all material respects all of its obligations hereunder.

b.
The Registration Statement shall have been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to knowledge of the Company, be threatened by the Commission. The Prospectus and any amendment or supplement thereto and all Rule 165 Material shall have been timely filed with the Commission under the Securities Act, subject to compliance with Rule 165(e) of the Securities Act, and in accordance with Section 4(f) hereof. All requests by the Commission for additional information with respect to the Exchange Offer and the Solicitation shall have been complied with to the reasonable satisfaction of the Dealer Manager. All other Offering Documents required to be filed with the Commission shall have been filed within the applicable time prescribed for such filing under the Securities Act.

c.
Subsequent to the dates as of which information is given in the Preliminary Prospectus and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Effect which is, in the sole judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Common Stock or solicit tenders of Warrants as contemplated by the Preliminary Prospectus and the Prospectus or in any amendment or supplement thereto or any document incorporated by reference therein.

d.
The Company shall have delivered to you on the Exchange Date, if any, an officer’s certificate signed by the Chief Executive Officer, the President, any Vice Chairman, or any Executive or Senior Vice and a principal financial or accounting officer of the Company, (i) reconfirming the accuracy of the representations and warranties contained herein at all times during the period from the Agreement Date to the Exchange Date with the same effect as if made on the Exchange Date, (ii) confirming the performance by the Company of its obligations hereunder and satisfaction of all the conditions to be satisfied by it hereunder prior to the Exchange Date, and (iii) confirming that the Registration Statement has been declared effective by the Commission, and the Company has not received a stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission.

e.
The Company shall have delivered to you, on the Agreement Date and Exchange Date, an opinion and negative assurance letter addressed to you from Latham & Watkins LLP, counsel to the Company. In the event of an amendment to the Exchange Offer (other than an amendment solely to extend the Expiration Date of the Exchange Offer), the Company will also furnish you, from time to time, up to the completion of the Exchange Offer, any further opinion of counsel with respect to the matters, satisfactory to your counsel, as you may reasonably request.

f.
On the Agreement Date and Exchange Date, there shall have been furnished to you such opinion or opinions from Alston & Bird LLP, counsel to you as Dealer Manager, dated such date and addressed to you, with respect to such matters as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purposes of enabling them to pass upon such matters.

g.
On the Agreement Date and Exchange Date, you, as Dealer Manager, shall have received a “comfort” letter of each of Grant Thornton LLP and KPMG Audit S.à r.l., dated such date and addressed to you, in form and substance reasonably satisfactory to you.

h.
On the Agreement Date and on Exchange Date, as the case may be, the Company shall have furnished you a certificate, dated the respective dates of delivery thereof and addressed to you, of its chief financial officer with respect to certain financial data contained or incorporated by reference in the Offering Documents, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to you.

i.	The Common Stock to be delivered on the Exchange Date will have been approved for listing on the Nasdaq, subject to official notice of issuance.

j.	The Exchange Date, the Company shall have furnished to you and your counsel such additional documents, certificates and evidence as you or they may have reasonably requested.

6.	Indemnification and Contribution.

a.
The Company agrees (i) to indemnify and hold the Dealer Manager and its respective officers, directors, employees, agents and controlling persons within the meaning of either the Securities Act or the Exchange Act (each, a “Dealer Manager-Related Person”) harmless against any losses, damages, liabilities or claims (or actions in respect thereof) (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents (or in any amendment or supplement thereto), or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that arise out of or are based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate the Exchange Offer; and (ii) to indemnify and hold Dealer Manager-Related Person harmless against any and all other losses, damages, liabilities or claims (or actions in respect thereof) otherwise related to or arising out of the Dealer Manager’s engagement hereunder or any transaction or conduct in connection therewith, that otherwise arise out of or are based upon or asserted against such Dealer Manager-Related Person by any person, including stockholders of the Company, in connection with or as a result of its acting as Dealer Manager in connection with the Exchange Offer or that arise in connection with any other matter referred to in this Agreement, except to the extent that any such losses, damages, liabilities or claims referred to in clauses (i)(B) or (ii) result from the gross negligence, willful misconduct or bad faith of such Dealer Manager-Related Person in performing the services that are the subject of this Agreement. In the event that any Dealer Manager-Related Person becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Company, in connection with any matter referred to in this Agreement, the Company also agrees periodically to reimburse such Dealer Manager-Related Person for its legal and other expenses (including the cost of any investigation and preparation) reasonably incurred in connection therewith; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information.

b.
The Dealer Manager agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each person who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

c.
Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses).  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.  In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed) effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this subsection (c) such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

d.
If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager on the other from the Exchange Offer or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Dealer Manager on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2 hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement).  For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Shares (as of the Expiration Date) issued (plus any cash in lieu of fractional shares paid) in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Shares issuable in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the Company or other conduct by the Company on the one hand or the Dealer Manager on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.The Company and the Dealer Manager agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding anything to the contrary above (other than with respect to uncovered losses), in no event shall SG Americas Securities, LLC be responsible under this paragraph for any amounts in excess of the amount of the compensation actually paid by the Company to SG Americas Securities, LLC in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under the Agreement, including this Section 6, and amounts paid under this Section 6). Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.
Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation, expiration, termination or withdrawal of the Exchange Offer and (ii) the date one year from the date hereof, and may be terminated by either the Company or you (as to each party’s obligations hereunder) at any time, with or without cause, effective upon receipt by the other party of written notice to that effect.

8.
Survival. The provisions of Sections 1(g), 2(b), 5, 7, 8, 9, 10 and 11 hereof shall remain operative and in full force and effect regardless of (i) any failure by the Company to commence, or the withdrawal, termination or consummation of, the Exchange Offer, (ii) any investigation made by or on behalf of any party hereto, including any of your partners, directors, officers, agents or employees or any person controlling you, (iii) any withdrawal by you as Dealer Managers and (iv) any termination of this Agreement.

9.
Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Dealer Manager to properly identify its clients.

10.
Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been given upon receipt) by delivery in person, by telecopy, e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the applicable party at the addresses indicated below:

a.
If to the Dealer Manager:

SG Americas Securities, LLC
245 Park Avenue, New York, NY 10167
Attention: Equity Syndicate Desk (10th Floor)
Collect: (212) 278-5600
E-mail: US-EQUITY-DEALER-MANAGER@sgcib.com

With a copy, in each case, to:

Alston & Bird LLP
90 Park Avenue, 15th Floor
New York, New York 10016
Attention: Michael Kessler

b.
If to Company:

Abacus Global Management, Inc.
2101 Park Center Drive, Suite 200
Orlando, Florida, 32835

With a copy, in each case, to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan Maierson

11.
Governing Law; Waiver of Jury Trial; Submission to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and you irrevocably agree to waive trial by jury in any action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this Agreement or the performance of services hereunder. The parties to this Agreement hereby (a) submit to the jurisdiction of any New York State or Federal court sitting in New York County with respect to any actions and proceedings arising out of, or relating to, this Agreement, (b) agree that all claims with respect to such actions or proceedings may be heard and determined in such New York State or Federal court, (c) waive the defense of an inconvenient forum and (d) agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12.
Benefit. This Agreement shall inure to the benefit of and be binding upon the Company and you, and to the extent provided in Section 6, the officers and directors of the Company and each person who controls the Company or any of you, and your and their respective heirs, executors, administrators, personal representatives, successors and assigns. Subject to the foregoing, nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof.

13.
Miscellaneous. This Agreement and the Engagement Letter, dated February 6, 2025, by and between the Company and the Dealer Manager, contain the entire agreement between the parties relating to the subject matter hereof and supersede all prior understandings, agreements and arrangements, written or oral, with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement. In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect. This Agreement may not be assigned by any party hereto without the other parties’ written consent. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,
ABACUS GLOBAL MANAGEMENT, INC.
By:	/s/ Jay Jackson
Name: Jay Jackson
Title: Chief Executive Officer

Accepted as of the
Date first above written:
SG AMERICAS SECURITIES, LLC
By:	/s/ Nick Cunningham
Name: Nick Cunningham
Title: Managing Director